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                                                                 Exhibit 10.38


             AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe, S.L. ("LICENSEE") and is dated as of November 12, 1998. This Amendment amends and modifies that certain International Exclusive License Agreement between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreement").


                                      (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreement, the terms set forth herein shall control.


                                     (II)

1.  Effective as of April 1, 1999, item 2 of the License Agreement Detail
    Schedule is hereby deleted in its entirety, and the following is hereby inserted in its place and stead:

    "2.  Definition of Licensed Product (by category):
         ---------------------------------------------

         Men's apparel including denim sportswear, outerwear, woven shirts, knit and woven casual pants and shorts, sweaters, basic and fashion fleece tops and bottoms, overalls and shortalls, knit tops (including t-shirts and polo shirts), swimwear, and warm-ups (excluding suits, ties, dress shirts, underwear, shoes, overcoats, and full-length rainwear).
         Women's apparel including slacks, skirts, dresses, sweaters, outerwear, blouses and jeans"

2.  Effective as of January 1, 1999, Item 7.(D) of the License Agreement Detail
    Schedule is hereby amended to change and insert the following:

    "7.  Guarantees:                   in U.S. Dollars
         -----------                   ---------------
                                  (D)  Guaranteed Monthly
                                       Royalty Payments

         Third Contract Year           $10,000.00"

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AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT
Product Category: Wholesale Sales
I.C. ISAACS EUROPE, S.L.
Page Two of Two

                                    (III)

LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.


LICENSOR:                              LICENSEE:

BHPC MARKETING, INC.                   I.C. ISAACS EUROPE, S.L.



BY: /s/Don Garrison                    BY: /s/Robert Arnot
    -------------------------------        ---------------------------------
    Don Garrison                           Robert Arnot
    Vice President                         Chairman of the Board, Co-C.E.O.

DATE: 11/30/98                         DATE: 12/2/98
    -------------------------------        ---------------------------------


BY: /s/Roger Tomlinson                 BY: /s/Gerald Lear
    -------------------------------        ---------------------------------
    Roger Tomlinson                        Gerald Lear
    Treasurer/Director                     President, Co-C.E.O.

DATE: 11/30/98                         DATE: 12/4/98
    -------------------------------        ---------------------------------